Ex.99.906 CERT

N-CSRS Exhibit for Item 11(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lee T. Kranefuss, President, and Michael A. Latham, Principal Financial Officer, of iShares Trust (the “Registrant”), each certify that:

1.	The Registrant’s periodic report on Form N-CSRS for the period ended January 31, 2004 (the “Form N-CSRS”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 5, 2004	/s/ Lee T. Kranefuss President

Lee T. Kranefuss [Title]
[Signature]

Date: April 5, 2004	/s/ Michael A. Latham Principal Financial Officer

Michael A. Latham [Title]
[Signature]

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.